EXHIBIT 10.22

                              REVOLVING CREDIT NOTE

$50,000,000                                                    December 12, 2000

         FOR VALUE RECEIVED, the undersigned, CORNERSTONE REALTY INCOME TRUST, INC., a corporation organized under the laws of Virginia ("Cornerstone") and CRIT-NC, LLC, a limited liability company organized under the laws of Virginia ("CRIT-NC" and together with Cornerstone, the "Borrowers") hereby jointly and severally promise to pay to the order of FIRST UNION NATIONAL BANK (the "Bank"), at the times, at the place and in the manner provided in the Credit Agreement hereinafter referred to, the principal sum of up to Fifty Million Dollars ($50,000,000), or, if less, the aggregate unpaid principal amount of all Loans disbursed by the Bank under the Credit Agreement referred to below, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in
Article IV of the Credit Agreement.

         This Note is the Note referred to in, and is entitled to the benefits of, that certain Credit Agreement dated as of December 12, 2000 (the "Credit Agreement"), by and among the Borrowers, each Additional Borrower that may become party thereto, the lenders (including the Bank) party thereto (the "Lenders") and First Union National Bank, as Administrative Agent (the "Administrative Agent"). The Credit Agreement contains, among other things, provisions for the time, place and manner of payment of this Note, the determination of the interest rate borne by and fees payable in respect of this Note, acceleration of the payment of this Note upon the happening of certain stated events and the mandatory repayment of this Note under certain circumstances.

         The Borrowers agree to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Note, principal or interest, is collected after maturity with the aid of an attorney.

         Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

         THIS NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

         The Debt evidenced by this Note is senior in right of payment to all Subordinated Debt referred to in the Credit Agreement.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by a duly authorized officer as of the day and year first above written.


                                  CORNERSTONE REALTY INCOME TRUST, INC.

[CORPORATE SEAL]

                                  By:       /s/ Stanley J. Olander, Jr.
                                            ------------------------------------
                                  Name:     Stanley J. Olander, Jr.
                                            ------------------------------------
                                  Title:    Executive Vice President
                                            ------------------------------------


[CORPORATE SEAL]                  CRIT-NC, LLC

                                  By: CORNERSTONE REALTY INCOME TRUST, INC., its sole Member/Manager

                                          By: /s/ Stanley J. Olander, Jr.
                                              ----------------------------------
                                          Name:  Stanley J. Olander, Jr.
                                                 -------------------------------
                                          Title: Executive Vice President
                                                 -------------------------------


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